[NC - SOFFE]




COLLATERAL IS OR INCLUDES FIXTURES AND THIS INSTRUMENT IS TO BE FILED AND SHALL SERVE AS A FIXTURE FILING PURSUANT TO N.C.G.S. SS.25-9-502.


Drawn By and Return To:
Paul, Hastings, Janofsky & Walker, LLP
600 Peachtree Street, N.E., Suite 2400
Atlanta, Georgia  30308-2222
Attn:  Thomas G. Burch, Jr., Esq.


                  FIRST DEED OF TRUST, ASSIGNMENT OF RENTS AND
                     LEASES, SECURITY AGREEMENT AND FIXTURE
                                     FILING


         THIS FIRST DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this "Instrument") is made and entered into as of the 3rd day of October, 2003, by M.J. SOFFE CO., a North Carolina corporation ("Borrower"), having an address of 2750 Premiere Parkway, Suite 100, Duluth, Georgia 30097, in favor of INVESTORS TITLE INSURANCE COMPANY ("Trustee"), having an address of 121 North Columbia Street, Chapel Hill, North Carolina 27514, as trustee for the benefit of CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, as Agent for itself and the other lenders from time to time parties to the Loan Agreement (as hereinafter defined) ("Agent"), Agent having a business address of 200 Galleria Parkway, Suite 1500, Atlanta, Georgia 30339.


                              W I T N E S S E T H:

         WHEREAS,   Borrower  is  the  fee  owner  of  the  real   property  and
improvements described in Exhibit A attached hereto.

         WHEREAS, Borrower, Agent and the Lenders (as defined in the Loan Agreement) have entered into that certain Loan and Security Agreement dated October 3, 2003 (as amended, supplemented or otherwise modified heretofore or hereinafter from time to time, the "LOAN AGREEMENT"), which Loan Agreement provides for a loan and other extensions of credit in the principal amount of up to Forty-One Million Dollars ($41,000,000.00). Agent and the Lenders are unwilling to enter into the Loan Agreement and make available to Borrower the credit facilities provided therein unless Borrower, among other things, secures its obligations under the Loan Agreement and the Loan Documents by delivering this Instrument.

         NOW, THEREFORE, Borrower, in consideration of the Secured Indebtedness herein recited and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, irrevocably grants, remises, aliens, assigns, conveys, sets over and confirms unto Trustee and Trustee's successors and assigns, IN TRUST WITH POWER OF SALE, subject to the further terms of this Instrument, all of the Borrower's right, title, and interest (thereunder or otherwise) in and to the following (all of the following being hereinafter referred to as the "Secured Property"):

         ALL THOSE TRACTS OR PARCELS OF LAND being more particularly described in Exhibit A attached hereto; together with all right, title, and interest of Borrower, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, all easements, and licenses, appertaining thereto, all strips and gores of land adjacent thereto, all vaults, sewers, sewer rights, waters, water courses, water rights and powers, pumps, pumping plants, pipes, flumes, and ditches appertaining thereto, all oil, gas, and other minerals located thereunder, all shrubs, crops, trees, timber and other emblements now or hereafter located thereon, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating to, or appertaining to any of the foregoing (collectively hereinafter referred to as the "Land");

         TOGETHER WITH all fixtures, buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected, or placed on the Land and all appurtenances and additions thereto and substitutions or replacements thereof, including, but not limited to, all building materials, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, and fittings (collectively hereinafter referred to as the "Improvements");

         TOGETHER WITH all right, title and interest of Borrower in and to all policies of insurance and all condemnation proceeds, which in any way now or hereafter belong, relate, or appertain to the Land, or the Improvements, or any part thereof;

         TOGETHER WITH all present and future leases, tenancies, occupancies, and licenses, and guaranties thereof, whether written or oral ("Leases"), of the Land or the Improvements or any part thereof, and all income, rents, accounts receivable, issues, royalties, profits, revenues, security deposits, and other benefits of the Land or the Improvements, from time to time accruing, (hereinafter collectively referred to as the "Revenues");

         TOGETHER WITH all proceeds, products, substitutions, and accessions of the foregoing of every type.

         TO HAVE AND TO HOLD the Secured Property and all parts, rights, members, and appurtenances thereof, in fee simple, unto Trustee and its successors and assigns forever, in trust for the benefit of Agent and its successors and assigns.

         THIS   INSTRUMENT  is  given  to  secure  the   following   obligations
(collectively, the "Secured Indebtedness") in such order of priority as may be determined pursuant to the Loan Agreement:

         (i) all indebtedness of Borrower under the Loan Agreement, which provides for an aggregate principal indebtedness on the part of Borrower in favor of the Lenders in an amount not at any one time to exceed Forty-One Million and No/100 Dollars ($41,000,000.00) maturing on October 2, 2006;

         (ii) any and all future advances made pursuant to the Loan Agreement by the Lenders to or for the benefit of Borrower, direct or indirect, together with interest, fees, costs, and other amounts hereafter arising;

         (iii) the full and prompt payment and performance of any and all other "Obligations" (as defined in the Loan Agreement) and covenants of Borrower to Agent and the Lenders under the terms of any other agreements, assignments or other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Loan Agreement, including, without limitation, any assignment of rents and leases given by Borrower to Agent (any and all such other agreements, assignments and other instruments evidencing or securing the indebtedness and obligations under the Loan Agreement, together with the Loan Agreement and this Instrument, are herein collectively called the "Loan Documents");

         (iv) any and all additional advances made by the Lenders to protect or preserve the Secured Property or the lien hereof on the Secured Property, or to pay taxes, to pay premiums on insurance on the Secured Property or to repair or maintain the Secured Property, or to complete improvements on the Secured Property (whether or not the original Borrower remains the owner of the Secured

Property at the time of such advances and whether or not the original Lenders remain the owner of the Secured Indebtedness and whether or not Agent remains the owner of this Instrument);

         (v) that certain Guarantee, dated October 3, 2003, by Borrower and SAIM, LLC, a North Carolina limited liability company, in favor of Congress Financial Corporation (Southern), as agent on behalf of itself and other lenders, as the same may be amended, restated, supplemented or modified from time to time, pursuant to which Borrower guarantees the obligations of Delta Apparel, Inc. ("Delta") under that certain Amended and Restated Loan and Security Agreement, dated October 3, 2003, by and among Delta, lenders party thereto from time to time and Congress Financial Corporation (Southern), as agent on behalf of itself and such lenders, which obligations include, without limitation, principal indebtedness in an amount not at any one time to exceed $40,000,000.00; and

         (vi) any and all expenses incident to the collection of the Secured Indebtedness and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained, including, without limitation, reasonable attorneys' fees and costs of collection actually incurred.

         THIS INSTRUMENT is given for the purpose of creating a lien on real property in order to secure future advances under the Loan Agreement, whether such advances are obligatory or to be made at the option of the Lenders, or otherwise, and whether made before or after default or maturity or other similar events, to the same extent as if such future advances were made on the date of the execution hereof, even if no advance was made at the time of such execution. The lien of this Instrument, as to third persons, with or without actual knowledge hereof, shall be valid as to all such indebtedness and such future advances, from the date of recordation of this Instrument, shall have priority.

         THIS INSTRUMENT is given to secure, inter alia, a revolving loan and shall not be deemed to be cancelled or voided should the Secured Indebtedness be reduced to zero at any time during the term of the Loan Agreement. This Instrument shall be voided only upon (i) the complete repayment and satisfaction of all Secured Indebtedness and (ii) the termination of the Loan Agreement pursuant to the terms thereof or the written agreement of the Lenders and Borrower.

         Should the Secured Indebtedness be paid according to the tenor and effect of the Loan Documents when the same shall become due and payable, should Borrower have performed all obligations and all covenants contained herein and in the other Loan Documents in a timely manner, or obtained express written waivers therefrom from the Agent and the Lenders, and should the Loan Agreement be cancelled or terminated according to the terms thereof, then this Instrument shall be cancelled and surrendered by Trustee or Agent in accordance with the laws of the State in which the Land is located.

         All the personal property which comprises a part of the Secured Property shall, as far as permitted by law, be deemed to be affixed to the aforesaid Land and conveyed therewith. To the extent any portion of the Secured Property is not or may not be deemed to be affixed to the Land, this Instrument shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Agent. In that regard, to secure the Secured Indebtedness the Borrower grants to the Agent such a security interest with all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the Land is located ("Uniform Commercial Code").

         Borrower further covenants and agrees with Agent as follows:

                                   Article 1

                              Covenants of Borrower

         Section 1.1 Title to the Secured Property. Borrower warrants that: (i) it has title to the Secured Property in fee simple subject only to encumbrances approved and permitted by Agent pursuant to the Loan Agreement (the "Permitted Encumbrances"); (ii) it has full power and lawful authority to encumber the Secured Property in the manner and form herein set forth; (iii) it owns or will own all Improvements; (iv) this Instrument creates a valid and enforceable security title, security interest, and lien on the Secured Property; and (v) it will preserve such title, and will forever warrant and defend the same to Agent and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

         Section 1.2 Maintenance of the Secured Property. Except as permitted by the Loan Agreement, Borrower shall maintain the Secured Property in good repair (normal wear and tear excepted) and shall comply with the requirements of any governmental authority claiming jurisdiction over the Secured Property. Borrower shall not, without the prior written consent of Agent, threaten, commit, permit, or suffer to occur any waste, material alteration, demolition, or removal of the Secured Property or any part thereof, except as permitted by the Loan Agreement.

         Section 1.3 Insurance; Restoration. Borrower shall maintain insurance with respect to the Secured Property in accordance with the requirements set forth in the Loan Agreement, with Agent named as loss payee and additional insured. All proceeds of insurance policies maintained hereunder shall be applied in accordance with the terms of the Loan Agreement.

         Section 1.4 Taxes and Other Charges. Except as otherwise provided by the Loan Agreement, Borrower shall pay and discharge prior to the delinquency date thereof all taxes of every kind and nature, all water charges, sewer rents and assessments, levies, permits, inspection and license fees, and all other charges imposed upon or assessed against the Secured Property or any part thereof or upon the revenues, rents, issues, income, and profits of the Secured Property and, unless Borrower is making monthly deposits with Agent in accordance with Section 1.11 hereof, Borrower shall exhibit to Agent validated receipts (or other commercially reasonable evidence of payment) showing the payment of such taxes, assessments, water charges, sewer rents, levies, fees, and other charges which may be or become a lien on the Secured Property within ten (10) days after Agent's request therefor. Should Borrower default in the payment of any of the foregoing taxes, assessments, water charges, sewer rents, or other charges, Agent may, but shall not be obligated to, pay the same or any part thereof, and amounts so paid shall be secured by this Instrument, and Borrower shall, on demand, reimburse Agent for all amounts so paid.

         Section 1.5 Mechanics' and Other Liens. Except as otherwise provided by the Loan Agreement, Borrower shall pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien or claim of lien on the Secured Property or any part thereof and, in general, Borrower shall do, or cause to be done, at the cost of Borrower and without expense to Agent, everything necessary to fully preserve the lien of this Instrument. In the event Borrower fails to make payment of such claims and demands, Agent may, but shall not be obligated to, make payment thereof, and all sums so expended shall be secured by this Instrument, and Borrower shall, on demand, reimburse Agent for all sums so expended.

         Section 1.6 Condemnation Awards. Borrower, immediately upon written notice of the institution of any proceedings for the condemnation of the Secured Property or any portion thereof, will notify Agent of the pendency of such proceedings. Agent may participate in any such proceedings and Borrower from time to time will deliver to Agent all instruments requested by it to permit such participation. All awards and compensation for condemnation or other taking or purchase in lieu thereof, of the Secured Property or any part thereof, are hereby assigned to and shall be paid to Agent. Borrower hereby authorizes Agent to collect and receive such awards and compensation; and, to give proper receipts and acquittances therefor. All such awards and compensation shall be applied in the same manner as provided in the Loan Agreement relating to insurance proceeds. Borrower, upon request by Agent, shall make, execute, and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to Agent free and clear of any liens, charges, or encumbrances of any kind or nature whatsoever.

         Section 1.7 Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding Agent is made a party or in which it becomes necessary for Agent to defend or uphold the lien of this Instrument, Borrower shall, on demand, reimburse Agent for all reasonable expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) actually incurred by Agent in any such action or proceeding and all such expenses shall be secured by this Instrument. In any action or proceeding to foreclose this Instrument or to recover or collect the Secured Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant, provided that any such recovery shall not exceed Agent's reasonable, actual out-of-pocket fees and expenses.

         Section 1.8 Additional Advances and Disbursements. Borrower shall pay when due all payments and charges on all mortgages, deeds of trust, deeds to secure debt, security agreements, liens, encumbrances, ground and other leases, and security interests which may be or become superior or inferior to the lien of this Instrument, and in default thereof, Agent shall have the right, but shall not be obligated, to pay, without notice to Borrower, such payments and charges, and Borrower shall, on demand, reimburse Agent for amounts so paid. In addition, upon default of Borrower in the performance of any other terms, covenants, conditions, or obligations by it to be performed under any such prior or subordinate lien, encumbrance, lease, or security interest, Agent shall have the right, but shall not be obligated, to cure such default in the name and on behalf of Borrower. All sums advanced and expenses incurred at any time by Agent pursuant to this Section 1.8 or as otherwise provided under the terms and provisions of this Instrument or under applicable law shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the default interest rate as provided in the Loan Agreement (herein called the "Default Rate").

         Section 1.9 Costs of Enforcement. Borrower agrees to bear and pay all expenses (including reasonable attorneys' fees and all costs of collection) of or incidental to the perfection and enforcement of any provision hereof, or the enforcement, compromise, or settlement of this Instrument or the Secured Indebtedness, and for the curing thereof, or for defending or asserting the rights and claims of Agent in respect thereof, by litigation or otherwise. All rights and remedies of Agent shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary,
Borrower: (a) will not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Secured Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Instrument, nor (ii) claim, take, or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment, or order of any court of competent jurisdiction, nor (iii) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (b) hereby expressly waives all benefit or advantage of any such law or laws; and (c) covenants not to hinder, delay, or impede the execution of any power herein granted or delegated to Agent, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Borrower, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Secured Property marshaled upon any foreclosure hereof.

         Section 1.10 Intangible and Other Taxes. Borrower shall pay any and all taxes, charges, filing, registration and recording fees, excises, and levies imposed upon Agent by reason of its ownership of this Instrument and the other Loan Documents, or by reason of the recording or filing thereof, or any security instrument supplemental hereto, any security instrument or Uniform Commercial Code financing statement with respect to any fixtures or personal property owned by Borrower at the Secured Property and any instrument of further assurance (other than income, franchise and doing business taxes), and shall pay all stamp or intangible taxes and other taxes required to be paid on any of the Loan Documents. In the event Borrower fails to make such payment after demand by Agent then Agent shall have the right, but shall not be obligated, to pay the amount due, and Borrower shall, on demand, reimburse Agent for said amount, and until so paid said amount shall become part of the Secured Indebtedness. The provisions of this Section shall survive the repayment of the Secured Indebtedness.

         Section 1.11 Escrow Deposits. At Agent's request at any time after an Event of Default (as hereinafter defined) has occurred, Borrower shall deposit with Agent, monthly, one twelfth (1/12th) of the insurance premiums and real estate taxes, current assessments, water, sewer, and other charges which might become a lien upon the Secured Property. In addition, if required by Agent at any time after an Event of Default has occurred, Borrower shall simultaneously therewith deposit with Agent a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are deemed delinquent. Should said charges not be ascertainable at the time any deposit is required to be made with Agent, the deposit shall be made on the basis of the charges for the prior year, and when the charges are fixed for the then current year, Borrower shall deposit any deficiency with Agent. All funds so deposited with Agent shall be held by it without interest, may be commingled by Agent with its general funds and shall be applied in payment of the charges aforementioned when and as payable, to the extent Agent shall have such funds on hand. If deposits are being made with Agent, Borrower shall furnish Agent with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen
(15) days prior to the date on which the charges first become payable. In the event Borrower fails to pay any such amount, Agent may, but shall not be obligated to, make payment thereof, and Borrower shall, on demand, reimburse Agent for all sums so expended, and until Agent has been so reimbursed, such amount shall be added to the Secured Indebtedness.

         Section 1.12 TRANSFER OF THE SECURED PROPERTY. EXCEPT AS PERMITTED BY THE LOAN AGREEMENT, BORROWER SHALL NOT SELL, TRANSFER, PLEDGE, ENCUMBER, CREATE A SECURITY INTEREST IN, OR OTHERWISE HYPOTHECATE, ALL OR ANY PORTION OF THE SECURED PROPERTY, OR ANY ASSETS INCLUDED THEREIN, WITHOUT THE PRIOR WRITTEN
CONSENT OF AGENT. THE CONSENT BY AGENT TO ANY SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST IN, OR OTHER HYPOTHECATION OF, ANY PORTION OF THE SECURED PROPERTY SHALL NOT BE DEEMED TO CONSTITUTE A NOVATION OR A CONSENT TO ANY FURTHER SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A

SECURITY INTEREST IN OR OTHER HYPOTHECATION, OR TO WAIVE THE RIGHT OF AGENT, AT ITS OPTION, TO DECLARE THE SECURED INDEBTEDNESS IMMEDIATELY DUE AND PAYABLE, WITHOUT NOTICE TO BORROWER OR ANY OTHER PERSON OR ENTITY, UPON ANY SUCH SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST OR OTHER HYPOTHECATION TO WHICH AGENT SHALL NOT HAVE CONSENTED.

         Section 1.13 Leases, Contracts, Etc. In addition to, and cumulatively with, all assignments, rights, and remedies granted by Borrower to Agent in any assignment of leases and rents now or hereafter executed by Borrower to Agent in respect of the Secured Property, Borrower hereby further agrees as follows:

         (a) Borrower does hereby assign to Agent, the Leases and Revenues (reserving only to Borrower the right to collect currently due and payable Revenues so long as no Event of Default has occurred and is continuing hereunder), and Borrower agrees to execute and deliver to Agent such additional instruments, in form and substance reasonably satisfactory to Agent, as may hereafter be requested by Agent further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed to impose upon Agent any obligation with respect to any Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of any applicable state in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Instrument and shall have been barred and foreclosed thereby of all right, title, and interest and equity of redemption in the Secured Property). Borrower shall not cancel or permit the cancellation of any Lease, or materially modify or amend any Lease affecting the Secured Property, or accept, or permit to be made, any prepayment of any installment of rent or fees thereunder (except for security deposits and the usual prepayment of rent which results from the acceptance by a landlord on the first day of each month of the rent for that month). Borrower shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in each of said instruments, now or hereafter existing, on the part of Borrower to be kept and performed and shall at all times do all things reasonably necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

         (b) Borrower shall not execute an assignment of the Leases or Revenues, or any part thereof unless Agent shall first consent to such assignment and unless such assignment shall expressly provide that it is subordinate to the collateral assignment contained in this Instrument and any collateral assignment executed pursuant hereto or concerning the Secured Indebtedness.

         (c) Borrower shall furnish to Agent, within twenty (20) days after a written request by Agent to do so, a sworn statement setting forth the names of all lessees and tenants of the Secured Property, the terms of their respective Leases, the space occupied, and the rentals payable thereunder, and stating to Borrower's best knowledge whether any material defaults, off-sets or defenses exist in connection with any of said Leases. Any and all Leases, entered into after the date of this Instrument shall provide for giving by the lessees or tenants thereunder of certificates with respect to the status of such Leases and Borrower shall exercise Borrower's right to request such certificates promptly upon any demand therefor by Agent. Borrower shall provide Agent with a copy of any written notice of default received by it from any tenant under any Lease.

         (d) Agent shall have the absolute and continuing right, at all times hereafter, to review and approve any and all Leases and any other contracts, licenses or permits which, pursuant to their operation and effect, will (or are reasonably likely to) affect, the Secured Property, or any part thereof, and any and all modifications to existing agreements, licenses, and permits which are proposed to be entered into subsequent to the date of this Instrument prior to their execution and delivery by Borrower. Without limiting the generality of the foregoing, and in any event, each such Lease, shall contain a provision that the rights of the parties thereunder are expressly subordinate to all of the rights and title of Agent under this Instrument.

         Section 1.14 Estoppel Certificates. Borrower, within twenty (20) days after receipt of written request, shall furnish to Agent a written statement, duly acknowledged, setting forth to its knowledge the amount due under this Instrument, the terms of payment and maturity date related to all amounts advanced pursuant to or outstanding under the Loan Agreement, the date to which interest has been paid, whether any offsets or defenses exist against the Secured Indebtedness and, if any are alleged to exist, the nature thereof shall be set forth in detail.

         Section 1.15 Security Deposits. To the extent required by law or, after an Event of Default has occurred and during its continuance, if required by Agent, all security deposits of tenants of the Secured Property shall be treated as trust funds not to be commingled with any other funds of Borrower. Within twenty (20) days after request by Agent, Borrower shall furnish satisfactory evidence of compliance with this Section 1.15, as necessary, together with a statement of all security deposits deposited by the tenants and copies of all Leases not theretofore delivered to Agent, certified by Borrower.

         Section 1.16 Indemnity. Borrower shall indemnify and hold Agent harmless from and against any and all suits, actions, claims, proceedings (including third party proceedings), damages, losses, liabilities, and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by or asserted against Agent as the result of its having made loans and advances to Borrower, including, but not limited to, claims for brokerage commissions or finder's fees for arranging such loans and advances, claims of persons claiming mechanics' or similar liens, claims of tenants of the Secured Property, claims for recording taxes, filing fees, transfer taxes and similar claims relating to this Instrument, claims for the actual or threatened release of any "Hazardous Materials" (as defined in the Loan Agreement) from, on, under, or to any of the Secured Property (occurring or arising from events occurring prior to the cancellation of or sale under this Instrument) or the violation by Borrower of any law or regulation related to the manufacture, handling, treatment, storage, or disposal of any Hazardous Materials. The foregoing indemnities shall survive full payment of the Secured Indebtedness, the foreclosure of this Instrument, any transfer of the Secured Property, and any and all other events relating to the foregoing.

                                   Article 2

                              Default and Remedies

         Section 2.1 Events of Default. The occurrence of an "Event of Default" (as that term is defined in the Loan Agreement) under the Loan Agreement or a default with respect to any of Borrower's covenants, representations, or warranties given herein which remains unremedied for twenty (20) days or more after notice from Agent, subject to any limitations in the Loan Agreement on the right of the Borrower to receive notices of default and provided that no such cure period is provided with respect to amounts due under the Loan Agreement at maturity, a failure to maintain insurance as required in Section 1.3, any default under Section 1.12 or any default excluded from any provision for cure of defaults contained in the Loan Agreement, or any other Loan Documents securing the Secured Indebtedness, shall constitute an "Event of Default" hereunder.

         Section 2.2 Remedies.

         (a) Upon the occurrence of any Event of Default and during its continuance, Agent and/or Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Secured Property. Without limitation of the foregoing, Agent may take any of the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Agent may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Agent hereunder, under the other Loan Documents, and at law: (1) declare the entire unpaid Secured Indebtedness to be immediately due and payable; or (2) notify all tenants of the Secured Property and all others obligated on the Leases that all rents and other sums owing on the Leases have been assigned to Agent and are to be paid directly to Agent, and to enforce payment of all obligations owing on the Leases, by suit, ejectment, cancellation, releasing, reletting, or otherwise, whether or not Agent has taken possession of the Secured Property, and to exercise whatever rights and remedies Agent may have under any assignment of rents and leases; or (3) enter into or upon the Secured Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Agent and/or Trustee may (i) use, operate, manage, control, insure, maintain, repair, restore, and otherwise deal with all and every part of the Secured Property and conduct business thereat; (ii) complete any construction on the Secured Property in such manner and form as Agent deems advisable in the reasonable exercise of its judgment; (iii) exercise all rights and power of Borrower with respect to the Secured Property, whether in the name of Borrower, or otherwise, including, without limitation, the right to make, cancel, enforce, or modify leases, obtain and evict tenants, and demand, sue for, collect, and receive all Revenues, which rights shall not be in limitation of Agent's rights under any assignment of rents and leases securing the Secured Indebtedness; and
(iv) apply the Revenues to the payment of the Secured Indebtedness, after deducting therefrom all expenses incurred in connection with the aforesaid operations (including reasonable attorney fees and just and reasonable compensation for the services of Agent and its agents and employees) and all amounts necessary to pay the taxes, assessments, insurance, and other charges in connection with the Secured Property; or (4) direct the Trustee to institute proceedings for the complete foreclosure of this Instrument either at law, or equity, in which case Agent may bid upon and purchase the Secured Property and the Secured Property may be sold for cash or upon credit in one or more parcels; or (5) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, direct the Trustee to institute proceedings for the partial foreclosure of this Instrument for the portion of the Secured Indebtedness then due and payable (if Agent shall have elected not to declare the entire Secured Indebtedness to be immediately due and owing), subject to the continuing lien of this Instrument for the balance of the Secured Indebtedness not then due; or (6) direct the Trustee to sell for cash or upon credit, the Secured Property or any part thereof and all estate, claim, demand, right, title, and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Secured Property, this Instrument shall continue as a lien on the remaining portion of the Secured Property; or (7) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any Loan Document; or (8) to the extent permitted by applicable law, recover judgment on the Loan Agreement either before, during or after any proceedings for the enforcement of this Instrument; or (9) as a matter of strict right, obtain from any court of competent jurisdiction the appointment of a trustee, receiver, liquidator, or conservator of the Secured Property, without regard for the adequacy of the security for the Secured Indebtedness and without regard for the solvency of Borrower, or any other person, firm or other entity liable for the payment of the Secured Indebtedness, and without regard for any other statutory or common law requirements otherwise applicable to the appointment of a trustee, receiver, liquidator, or conservator; or (10) pay or perform any default in the payment, performance, or observance of any term, covenant or condition of this Instrument, and all payments made or costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Agent with interest thereon the necessity for any such actions and of the amounts to be paid to be in the sole judgment of Agent, and Agent and/or Trustee may enter and authorize others to enter upon the Secured Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant, or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower; or (11) pursue any remedy with respect to the Secured Property available to a secured party under the Uniform Commercial Code; or (12) pursue such other remedies as Agent and/or Trustee may have under applicable law, in equity or under this Instrument, the Loan Agreement, or any of the other Loan Documents.

         (b) The purchase money proceeds or avails of any sale made under or by virtue of this Article 2, together with any other sums which then may be held by Agent under this Instrument, whether under the provisions of this Article 2 or otherwise, shall be applied to the Secured Indebtedness in the order provided in the Loan Agreement.

         (c) Agent or Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Agent or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (d) Upon the completion of any sale or sales made by Trustee under or by virtue of this Article 2, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning, and transferring all estate, right, title, and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney of Borrower, such appointment being coupled with an interest, in its name and stead, to make all necessary conveyances, assignments, transfers, and deliveries of the Secured Property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Article 2, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim, and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

         (e) In the event of any sale made under or by virtue of this Article 2 (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Secured Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Loan Agreement, this Instrument, or any other Loan Document to the contrary notwithstanding, become due and payable.

         (f) Upon any sale made under or by virtue of this Article 2 (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Agent, may bid for and acquire the Secured Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Secured Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Agent is authorized to deduct under this Instrument.

         (g) No recovery of any judgment by Agent and no levy of an execution under any judgment upon the Secured Property or upon any other property of Borrower shall affect in any manner or to any extent, the lien and title of this Instrument upon the Secured Property or any part thereof, or any liens, titles, rights, powers or remedies of Agent hereunder, but such liens, titles, rights, powers and remedies of Agent shall continue unimpaired as before.

         (h) Borrower agrees, to the fullest extent permitted by law, that upon the occurrence of an Event of Default, neither Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Secured Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien or title hereof.

         (i) The failure to make any such tenants of the Secured Property party to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Agent to collect the sums secured hereby.

         Section 2.3 Possession of the Secured Property. Upon any foreclosure of the Secured Property, it is agreed that the then owner of the Secured Property, if it is the occupant of the Secured Property or any part thereof, shall immediately surrender possession of the Secured Property so occupied to Agent, and if such occupant is permitted to remain in possession, the possession shall be as tenant of Agent and, on demand, such occupant (a) shall pay to Agent monthly, in advance, a reasonable rental for the space so occupied, and (b) in default thereof may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Secured Property or any part thereof. Nothing in this Section 2.3 shall be deemed to be a waiver of the provisions of this Instrument prohibiting the sale or other disposition of the Secured Property without Agent's consent.

         Section 2.4 Borrower's Actions After Default. Nothing herein shall be deemed to require the commencement of a suit or the consent of Borrower as a condition precedent for Agent's right to the appointment of a receiver or the exercise of any other rights or remedies available to Agent.

         Section 2.5 Control by Agent After Default. Notwithstanding the appointment of any receiver, liquidator, or trustee of Borrower, or of any of its property, or of the Secured Property or any part thereof, Agent shall be entitled to retain possession and control of all property now and hereafter covered by this Instrument.

         Section 2.6 WAIVER OF BORROWER'S RIGHTS. BY EXECUTION OF THIS INSTRUMENT, BORROWER EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF AGENT TO ACCELERATE THE SECURED INDEBTEDNESS EVIDENCED BY THE LOAN AGREEMENT; (B) TO THE EXTENT ALLOWED BY APPLICABLE LAW, WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY AGENT OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO AGENT; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH LEGAL COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION.

                                   Article 3

                                  Miscellaneous

         Section 3.1 Credits Waived. Borrower will not claim nor demand nor be entitled to any credit or credits against the Secured Indebtedness for so much of the taxes assessed against the Secured Property or any part thereof as is equal to the tax rate applied to the amount due on this Instrument or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Secured Property or any part thereof by reason of this Instrument or the Secured Indebtedness.

         Section 3.2 No Release. Borrower agrees, that in the event the Secured Property is sold with the written consent of Agent and Agent enters into any agreement with the then owner of the Secured Property extending the time of payment of the Secured Indebtedness, or otherwise modifying the terms hereof, Borrower shall continue to be liable to pay the Secured Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by Agent.

         Section 3.3 Notices. All notices hereunder shall be in writing, and shall be deemed to have been sufficiently given, or served for all purposes when delivered in accordance with the terms of the Loan Agreement in regard to the giving of notice.

         Section 3.4 Binding Obligations. The provisions and covenants of this Instrument shall run with the land, shall be binding upon Borrower and shall inure to the benefit of Agent, subsequent holders of this Instrument and their respective successors and assigns. For the purpose of this Instrument, the term "Borrower" shall mean Borrower named herein, any subsequent owner of the Secured Property, and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Borrower, all their undertakings hereunder shall be deemed joint and several.

         Section 3.5 Captions. The captions of the Sections of this Instrument are for the purpose of convenience only and are not intended to be a part of this Instrument and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         Section 3.6 Further Assurances. Borrower shall do, execute, acknowledge and deliver, at the sole cost and expense of Borrower, all and every such further acts, deeds, conveyances, assignments, estoppel certificates, notices of assignment, transfers and assurances as Agent may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto Agent or Trustee, the rights now or hereafter intended to be granted to Agent or Trustee under this Instrument, any other instrument executed in connection with this Instrument or any other instrument under which Borrower may be or may hereafter become bound to convey, transfer or assign to Agent or Trustee for carrying out the intention of facilitating the performance of the terms of this Instrument.

         Section 3.7 Severability. Any provision of this Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 3.8 General Conditions.

         (a) All covenants hereof shall be construed as affording to Agent rights additional to and not exclusive of the rights conferred under the provisions of applicable laws of the State in which the Land is located.

         (b) This Instrument cannot be altered, amended, modified or discharged orally and no agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

         (c) No remedy herein conferred upon or reserved to Agent is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Agent in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default; and every power and remedy given by this Instrument to Agent may be exercised from time to time as often as may be deemed expedient by Agent. Nothing in this Instrument, in the Loan Agreement or in any other Loan Document shall affect the obligation of Borrower to pay the Secured Indebtedness in the manner and at the time and place therein respectively expressed.

         (d) No waiver by A

         (e) gent will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by Agent for insurance premiums, taxes, assessments, water rates, sewer rentals or any other charges affecting the Secured Property, shall not constitute a waiver of Borrower's default in making such payments and shall not obligate Agent to make any further payments.

         (f) Agent shall have the right to appear in and defend any action or proceeding, in the name and on behalf of Borrower which Agent, in its discretion, feels may adversely affect the Secured Property or this Instrument. Agent shall also have the right to institute any action or proceeding which Agent, in its discretion, feels should be brought to protect its interest in the Secured Property or its rights hereunder. All costs and expenses incurred by Agent in connection with such actions or proceedings, including, without limitation, attorneys' fees and appellate attorneys' fees, shall be paid by Borrower, on demand.

         (g) In the event of the passage after the date of this Instrument of any law of any governmental authority having jurisdiction, deducting the Secured Indebtedness from the value of the Secured Property for the purpose of taxation, affecting any lien thereon or changing in any way the laws of the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Instrument, Borrower shall promptly pay to Agent, on demand, all taxes, costs and charges for which Agent is or may be liable as a result thereof, provided said payment shall not be prohibited by law or render any obligations under the Loan Agreement usurious, in which event Agent may declare the Secured Indebtedness to be immediately due and payable.

         (h) Borrower acknowledges that it has received a true copy of this Instrument.

         (i) For the purposes of this Instrument, all defined terms and personal pronouns contained herein shall be construed, whenever the context of this Instrument so requires, so that the singular shall be construed as the plural and vice versa and so that the masculine, feminine or neuter gender shall be construed to include all other genders.

         (j) No provision of this Instrument shall be construed against or interpreted to the disadvantage of Borrower or Agent by any court or other governmental or judicial authority by reason of such party having or being deemed to have drafted, prepared, structured or dictated such provision.

         (k) Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any note or instrument evidencing a portion of the Secured Indebtedness, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of such note or instrument, Borrower shall execute and deliver, in lieu thereof, a replacement note or instrument, identical in form and substance to the original note or instrument and dated as of the date of the original note or instrument and upon such execution and delivery all references in this Instrument and the other Loan Documents to the original note or instrument shall be deemed to refer to such replacement note or instrument.

         (l) Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under the Loan Agreement, this Instrument, and the other Loan Documents.

         (m) Whenever the Loan Agreement, this Instrument, or any other Loan Document requires the consent, approval, waiver, acceptance, satisfaction or expression of opinion of, or the taking of any discretionary act by Agent, the right, power, privilege and option of Agent to withhold or grant its consent shall not be exhausted by the exercise thereof on one or more occasions, but shall be a continuing right, power, privilege and option of Agent with respect to any such matters.

         (n) If any conflict or inconsistency exists between this Instrument and the Loan Agreement, the Loan Agreement shall govern.

         Section 3.9 LEGAL CONSTRUCTION. THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF GEORGIA, EXCEPT TO THE EXTENT OF THE PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE SECURED PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE STATE IN WHICH THE LAND IS LOCATED. NOTHING IN THIS INSTRUMENT, THE LOAN AGREEMENT OR IN ANY OTHER AGREEMENT AMONG BORROWER AND AGENT SHALL REQUIRE BORROWER TO PAY, OR AGENT TO ACCEPT, INTEREST IN AN AMOUNT WHICH WOULD SUBJECT AGENT TO ANY PENALTY UNDER APPLICABLE LAW. IN THE EVENT THAT THE PAYMENT OF ANY INTEREST DUE HEREUNDER OR UNDER THE LOAN AGREEMENT OR ANY SUCH OTHER AGREEMENT WOULD SUBJECT AGENT TO ANY

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PENALTY UNDER APPLICABLE LAW, THEN  AUTOMATICALLY THE OBLIGATIONS OF BORROWER TO
MAKE SUCH PAYMENT SHALL BE REDUCED TO THE HIGHEST RATE AUTHORIZED UNDER APPLICABLE LAW.

         Section 3.10 WAIVER OF JURY TRIAL. BORROWER AND AGENT, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THE LOAN AGREEMENT, THIS INSTRUMENT, OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR RELATING THERETO.

         Section 3.11 Acceptance By Trustee. Trustee accepts this trust when this Instrument, duly executed and acknowledged, is made of public record as provided by law.

         Section 3.12 Substitution of Trustee. In the event of Trustee's death, absence, inability or refusal to act at any time when action under the foregoing powers may be required or contemplated, or for any other reason at the option of the Agent, Agent is hereby authorized to name and appoint a successor trustee by a writing duly recorded in the applicable real property records in the county where the Land is located and the title herein conveyed to the above-named Trustee shall be vested in the said successor without the necessity of any other or further conveyance.

         Section 3.13 State Specific Provisions. This Instrument is governed by the further provisions set forth on Appendix I attached hereto and made a part hereof which are incorporated herein as if fully set forth herein.

         Section 3.14 Attorney's Fees. Any and all references in this Instrument to the recovery of attorney's fees by Agent or the Lenders shall be deemed to refer to reasonable, actual attorney's fees.

         Section 3.15 Secured Property in Multiple Counties. This Instrument may describe Secured Property located in more than one county in the State in which the Land is located, but will be recorded in the real estate records of each such county. The Borrower acknowledges and agrees that upon the occurrence of an Event of Default and during its continuance, Agent shall have the right, at its option, to foreclose this Instrument against all or any portion of the Secured Property it chooses in any such county or counties in the State in which any of the Land is located.

         Section 3.16 INDEMNIFICATION PROVISIONS. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS

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

(INCLUDING WITHOUT LIMITATION THOSE CONTAINED IN SECTIONS 1.7, 1.9 AND 1.16 HEREOF AND APPENDIX I HERETO), WHICH IN CERTAIN CIRCUMSTANCES COULD INCLUDE AN INDEMNIFICATION BY BORROWER OF AGENT FROM CLAIMS OR LOSSES ARISING AS A RESULT OF AGENT'S OWN NEGLIGENCE.

                          [EXECUTION ON FOLLOWING PAGE]














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       IN WITNESS  WHEREOF,  Borrower has executed this Instrument under seal, as of the day and year first above written.



                                    M.J. Soffe Co., a North Carolina corporation


                                    By:  /s/  Robert W. Humphreys
                                    -----------------------------------------
                                    Name:  Robert W. Humphreys
                                    -----------------------------------------
                                    Title:   Vice President











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


State of ________________________

County of ______________________


I,  ________________________________________,  a Notary  Public of the aforesaid
County and State, certify that _______________________________, personally came before me this day and acknowledged that he/she, is the President of M.J. Soffe Co., a North Carolina corporation, and that he/she, as _________________________ being authorized to do so, executed the foregoing on behalf of the said corporation.

Witness my hand and official seal, (where an official seal is required by law) this the _____ day of _______________________, 2003.


-------------------------------------

(Official Seal)

My commission expires on:  __________________










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                                  EXHIBIT A
                                LEGAL DESCRIPTION































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


                                   APPENDIX I

                            STATE SPECIFIC PROVISIONS


         Notwithstanding any provision to the contrary set forth in this Instrument to which this Appendix I is attached, the following terms and conditions shall control for purposes of compliance with North Carolina law:

1.       Waiver of Jury Trial. Section 3.10 is hereby deleted.

2. Future Advances. It is the intention of the parties hereto that this Instrument is made and executed to comply with the provisions of N.C.G.S. Section 45-67 et seq. and shall secure any and all present and future obligations which Borrower may now or hereafter owe to Agent and the Lenders (but in no event incurred more than fifteen (15) years after the date hereof), including, without limitation, any future loans, advances, and readvances on a revolving basis which may be made from time to time by Agent and the Lenders to Borrower pursuant to the Loan Agreement, and any and all amendments or modifications thereto which may hereafter be entered into from time to time between Borrower, Agent and the Lenders or any other instrument, document or agreement referred to or contemplated thereby. Although the amount, including present and future obligations, which Agent and the Lenders will lend to Borrower may decrease or increase from time to time, it is understood and agreed by the parties hereto that all such future loans, advances and readvances shall be secured to the same extent as the original obligations hereunder, up to a maximum aggregate amount of principal indebtedness outstanding at any one time or Forty-One Million and No/100 Dollars ($41,000,000.00), plus interest, costs and advances made by Agent and the Lenders to protect or preserve the Secured Property or for taxes or insurance premiums as provided in this Instrument. The principal amount of present obligations of Borrower to Agent and the Lenders secured hereby is the sum of $0.00 as of the date hereof. Pursuant to N.C.G.S. Section 45-68(2), Borrower, Agent and the Lenders agree that at the time each obligation is incurred it shall not be necessary for each obligation to be evidenced by any written instrument or notation signed by Borrower and stipulating that such obligation is secured by this Instrument.

3. To the extent of any inconsistency between the rights and remedies provided to Agent and the Lenders hereunder with the General Statutes of North Carolina or any case law, the applicable law of the State of North Carolina shall govern, including, without limitation, all requirements that Agent, Trustee and the Lenders comply with the terms of Chapter 45 of the General Statutes of North Carolina and any supplemental or replacement provisions concerning mortgages and deeds of trust. In addition to any remedies provided to Agent and Lenders herein, Trustee shall have the power and authority upon default by Borrower and upon request of Agent to sell the Secured Property at public auction for cash and upon such sale to convey title to the purchaser in fee simple after first having complied with all applicable aforesaid statutory requirements. The Trustee shall be entitled to a Trustee's commission for a completed foreclosure sale determined on the basis of the Trustee's actual time expended for services rendered as Trustee, calculated at the Trustee's standard hourly billing rate but not to exceed three percent (3%) of the bid, plus actual costs and expenses incurred in the performance of Trustee's duties and responsibilities hereunder, plus reasonable attorney's fees for legal services actually performed. Such fees and commission shall be paid from the proceeds of sale as provided by law. If a foreclosure proceeding is commenced by the Trustee but terminated prior to its completion, the Trustee's fees will be determined upon the basis of the Trustee's actual time expended for services as Trustee calculated at the Trustee's standard hourly billing rate, but not to exceed one percent (1%) of the value of the Secured Property as insured for title insurance purposes if the termination occurs prior to the notice of hearing and not to exceed two (2%) of such amount if the termination occurs prior to the first public auction sale, plus actual costs and expenses as aforesaid. The full commission shall be due and payable after the first public auction sale.

















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